UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2008
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	34-6542451 (I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-1.1
EX-4.1
EX-4.2
EX-4.3

Section 8 – Other Events
Item 8.01            Other Events.
     On June 20, 2008, KeyCorp (the “Company”) updated its Medium-Term Note Program, under which the Company may issue from time to time Senior Medium-Term Notes, Series I (the “Series I Notes”), and Subordinated Medium-Term Notes, Series J (the “Series J Notes,” and together with the Series I Notes, the “Notes”). The Series I Notes will be issued pursuant to the Indenture dated as of June 10, 1994, as amended by a First Supplemental Indenture dated as of November 14, 2001 (as so amended, the “Senior Indenture”) between the Company and Deutsche Bank Trust Company Americas, as Senior Note Trustee, and the Officers’ Certificate and Company Order dated June 20, 2008, pursuant to Sections 201, 301 and 303 of the Senior Indenture. The Series J Notes will be issued pursuant to the Indenture dated as of June 10, 1994, as amended by a First Supplemental Indenture dated as of November 14, 2001 (as so amended, the “Subordinated Indenture”) between the Company and Deutsche Bank Trust Company Americas, as Subordinated Note Trustee, and the Officers’ Certificate and Company Order dated June 20, 2008, pursuant to Sections 201, 301 and 303 of the Subordinated Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-151608.
Section 9 – Financial Statements and Exhibits
Item 9.01            Financial Statements and Exhibits.
(d)	Exhibits.
1.1	Distribution Agreement dated June 20, 2008 between the Company and the Agents named therein.

4.1	Officers’ Certificate and Company Order dated June 20, 2008, pursuant to Sections 201, 301 and 303 of the Senior Indenture (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated June 20, 2008, pursuant to Sections 201, 301 and 303 of the Subordinated Indenture (excluding exhibits thereto).

4.3	Specimen of Notes:
(a)	Series I Fixed Rate Note;

(b)	Series I Floating Rate Note;

(c)	Series I Master Global Note;

(d)	Series J Fixed Rate Note;

(e)	Series J Floating Rate Note; and

(f)	Series J Master Global Note.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP

(Registrant)

Date: June 20, 2008	/s/ Daniel R. Stolzer

	By:	Daniel R. Stolzer
	Title:	Vice President and Deputy General Counsel

INDEX TO EXHIBITS
1.1	Distribution Agreement dated June 20, 2008 between the Company and the Agents named therein.

4.1	Officers’ Certificate and Company Order dated June 20, 2008, pursuant to Sections 201, 301 and 303 of the Senior Indenture (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated June 20, 2008, pursuant to Sections 201, 301 and 303 of the Subordinated Indenture (excluding exhibits thereto).

4.3	Specimen of Notes:
(a)	Series I Fixed Rate Note;

(b)	Series I Floating Rate Note;

(c)	Series I Master Global Note;

(d)	Series J Fixed Rate Note;

(e)	Series J Floating Rate Note; and

(f)	Series J Master Global Note.